EXHIBIT 10.19

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

Thunis Sci-Tech. Park House Lease

CONTRACT

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NOT AN OFFICIAL TRANSLATION.]

House Lease Contract

Lessor (hereinafter referred to as Party A): Shenzhen Thunis Sci-Tech. Co.,Ltd.

Communication Address: Floor 12, Building A, Thunis Sci-Tech. Park, No.13, Langshan Road, Hi-and-New Tech Park (North Zone) of Nanshan District, Shenzhen

Postcode:	518057	Telephone:

Business License or ID Number:

Agent:

Communication Address:

Postcode:	Telephone:

Business License or ID Number:	440301503494055

Lessee (hereinafter referred to as Party B): Future Leading Education (Shenzhen) Co., Ltd.

Communication Address: Floor 1, Building A, Thunis Sci-Tech. Park, No.13, Langshan Road, Hi-and-New Tech Park(North Zone), Nanshan District, Shenzhen

Postcode:	518057	Telephone:	0755-83074262

Business License or ID Number:

Agent:

Communication Address:

Postcode:	Telephone:

Business License or ID Number:

In accordance with “Contract Law of the PRC”, “Urban Housing Management Law of the PRC”, “Regulation for Housing Leasing in Shenzhen Special Economic Zone” and its detailed implementation rules, and “the Decision on enhancing the safety responsibility of Housing Leasing by the Standing Committee of Shenzhen People’s Congress”, both parties have reached an agreement through friendly consultation to conclude the following contract.

Article one Party A rents the house located in Floor 1, Thunis Sci-Tech. Park, No.13, Langshan Road, Hi-and-New Tech Park (North Zone), Nanshan District _, Housing (room) encoded   4403050030073100001   (hereinafter referred to as rental housing) to Party B to use. The total floorage of the rental housing is _1194.56 square meters and the total number of building floors is   12  .

The obligee of the rental house: Shenzhen Thunis Sci-Tech. Co., Ltd. ;

The number of real estate ownership certificate or the name and number of the valid documents proving the property rights (the right to use):                                                                  ;

Article two Unit rent of rental housing per square meter per month is RMB _105_ Yuan (In capital: RMB one hundred and five Yuan) on the base of the floorage, the monthly total amount of rent is RMB   125428.8   Yuan (in capital: RMB one hundred and twenty five thousand four hundred and twenty eight point eight Yuan).

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Article Three Party B shall pay the first phase of rent before November 15th 2014, the amount is RMB_125428.8_ Yuan (In capital: RMB one hundred and twenty five thousand four hundred and twenty eight point eight Yuan).

Article Four Party B shall:

√	before the 15th Day of every month;

☐	before the _______ Day of the month in every quarter;

☐	before the _______ Day of the month in every half year;

☐	before the _______ Day of the month in every year;

pay rent to Party A; Party A shall issue a tax invoice while collecting the rent.

(The Two parties should work together to choose one from the above four ways, and mark "√" in the option)

Article Five The rental period for Party B is from   November 15th 2014, to December 31th 2016 .

The period stipulated in the preceding paragraph shall not exceed the approved term for land use and 10 years. The excess period is invalid.

Article Six The use of the rental housing: office, research and development.

It is not allowed to use the rental housing for other purposes without the written permit of Party A.

Article Seven Party A shall deliver the rental housing to Party B, and go through the transfer procedures before November 15th 2014.

If Party A fails to deliver the rental housing in accordance with the set time in the preceding paragraph, Party B may request to extend the duration of this contract. Both parties should sign in writing to confirm and report to the registration authorities for record.

Article Eight When delivering the rental housing, both parties should confirm the situations of current status, affiliated property etc. and list them out in the attached sheet.

Article Nine Party A could charge Party B RMB_250857.6__Yuan (In capital: RMB two hundred and fifty thousand eight hundred and fifty seven point six Yuan) as deposit for lease. When collecting the deposit for lease, Party A shall issue a receipt for Party B.

Party A shall return the deposit for lease under the conditions that:

1.	The expiration of the rental period

2.	Party B has fulfilled the contracted obligation

3.	Return the rental housing as contracted

☐	Meets only one of the conditions.

√	Meets all of the conditions.

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(The two parties should choose one option, and mark “√”in the option.)

The method and time of returning the deposit for lease: within 15 days after the expiration of the rental period after deducting the fees which should be paid by Party B and no interest should be paid.

Party A can keep the deposit under the following circumstances:

1.	The contract is ended out of the reason of Party B

2.	Financial losses to Party A caused by Party B

3.	Party B delay the payment of the rent or other related costs for more than 30 days

Article Ten During the rental period, Party A is responsible for payment of the land –use fee of the land on which the rental housing is built, taxes arising out of house lease and house lease management fee. Party B is responsible for the timely payment of electric and water rate, housing (building) management fees, air conditioner fee at public area, fresh air system fee, air conditioner operation fee and other costs arising out of the use of rental housing.

The property management fees of the rental housing will be charged as RMB _9.38__ Yuan per square meter per month. The air conditioner fee at public area and fresh air system fee will be charged as RMB _2.4_ Yuan per square meter per month. The property management fees, air conditioner fee at public area and fresh air system fee of the rental housing will be collected by the property management company, Shenzhen Thunis Sci-Tech. Realty Services Co., Ltd.

When conducting the entering process of the building, Party B should pay deposit for property management fee to the property management company, Shenzhen Thunis Sci-Tech. Realty Services Co., Ltd. This deposit should be returned to Party B by Shenzhen Thunis Sci-Tech. Realty Services Co., Ltd after Party B fulfills the obligations of this contract and returns the rental housing back to Party A.

During the rental period, the property management company reserves the right to adjust property management fees according to the market.

Article Eleven Party A shall ensure the safety of the rental housing and ancillary facilities to be complied with the relevant laws, regulations or regulatory requirements.

Article Twelve Party B shall use rental housing and ancillary facilities reasonably, and shall not engage in illegal use of the rental housing. Party A shall not interfere with or obstruct Party B’s normal and reasonable use of rental housing.

Article Thirteen During the process of using the rental housing, the appearance or occurrence of loss or malfunction obstructing the safe and normal use of the rental housing or its subsidiary facilities if not due to Party B’s fault,, Party B shall promptly notify Party A and take effective measures to prevent possible further expansion of defects. Party A should repair on his own or give straight commission to Party B for repairmen within 3 days after Party A receives the notification of Party B. If the notification cannot be made by Party B or received by Party A within the aforementioned time, Party B can make repairmen on behalf of Party A.

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If any special emergency where repairmen shall be carried out immediately occurs; Party B shall make repairmen on behalf of Party A. and promptly inform Party A.

The maintenance costs from the two aforementioned cases (including the fees for repairmen on behalf of Party A and the fees for preventing possible further expansion of defects) shall be paid by Party A. The expanded part of the maintenance cost, which is resulted from the failure to notice or to take effective possible measures by Party B, shall be borne by Party B.

Article Fourteen If the improper or unreasonable use of Party B results the occurrence of the loss or malfunction of the rental housing or its subsidiary facilities, Party B shall be responsible for making repairmen or compensation, and notify Party A promptly.

Article Fifteen

☐ During the rental period, Party B may sublease all or part of the rental housing to a third party, and conduct the rental registration in the housing leasing supervision authority for record. But the period of sublease shall not exceed the term of this contract;

☐ During the rental period, with Party A’s written consent, Party B shall present their written proof of the consent to the sublease rental to conduct the rental registration in the housing leasing supervision authority for record. But the period of sublease shall not exceed the term of this contract.

√ During the rental period, Party B shall not sublease all or part of the rental housing to others.

(The two parties should choose one option, and mark “√” in the option.)

Article Sixteen During the term of this contract, If Party A shall transfer all or part of the rental housing property, Party A should notify Party B in written notice 1 month before transfer. Party B should reply Party A within 5 working days after receiving Party A’s written notice. Party B has preemption under the same conditions.

If the rental housing is transfered to others, Party A has the responsibility to inform the transferee to continue to perform this contract when signing the transfer agreement.

Article seventeen During the validity of the contract, if one of the following circumstances occurs, it is allowed to rescind or modify of this contract:

1.	Force majeure, so that the contract cannot be performed;
2.	Requisition, acquisition or removal of the rental housing by government;
3.	Consensus of both parties.

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Article Eighteen

If one of the following circumstances occurs, upon the resulting loss, Party A may:

√   Ask Party B to recover the rental housing;

√   Claim damages to Party B;

√   Not return the rental deposit;

☐  Ask Party B to pay liquidated damages of RMB                 Yuan (In capital:                 Yuan).

(All of the aforementioned four methods can be selected by both parties except that option 3 and option 4 cannot be selected at the same time, mark “√”in the option.):.

1. Late payment of rent up to 30 days (1 month) or more by Party B

2. Party B’s late payment may result in Party A’s loss of outstanding fees up to                 Yuan or more;

3. Party B uses the rental housing to conduct illegal activities, harming public interests or the interests of others;

4. Party B changes the structure or use of rental housing without permission;

5. Party B violates the provisions of Article fourteen of this contract, which is that Party B does not assume responsibility for maintenance or pay maintenance costs, resulting in severe damage to housing or equipment;

6. Party B renovates the rental housing without consent and approval of party A and related Departments.

In addition to claim damages or responsibility for breach of contract to Party B, Party A has the rights to terminate the contract or make changes to the terms of the contract based on the above circumstances

Article Nineteen If one of the following circumstances occurs, upon the resulting loss, Party B may:

√ Claim damages to Party A;

√ Request double rental deposit to be refunded;

☐ Ask Party A to pay liquidated damages of RMB                 Yuan (In capital: ___Yuan)

(All of the aforementioned three methods can be selected by both parties except that option 2 and option 3 cannot be selected at the same time, mark “√”in the option.

1 Party A delays in delivery of rental housing up to 30 days (1 month) or more;

2. Party A has violated Article eleven of the contract that the safety of the rental housing is not complied with relevant laws, regulations or regulatory requirements.

3. Party A has violated the provisions of Article thirteen of the contract, which is not to assume the responsibility for maintenance or pay maintenance costs;

4. Party A reconstructs, expands or renovates the rental housing without the consent or approval of Party B and certain Departments.

5. Party A requests to terminate the contract without reasonable reasons.

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In addition to claim damages or responsibility for breach of contract to Party A, Party B has the rights to ask Party A for terminating the contract or making changes to the terms of the contract based on the above circumstances. Once the notice of termination is delivered legally, Party B has the right to apply for rescinding the registration of this contract unilaterally.

Article Twenty After the termination of this contract, Party B shall shortly move out and return the rental housing within 3 days, and ensure that the rental housing and ancillary facilities are in good conditions (normal loss excepted), in the meanwhile, Party B shall settle all the fees borne by Party B and conduct the transfer procedures.

If Party B does not move out of or return the rental housing, Party A has the right to retrieve the rental housing according to the regulations of law and terms of this contract, and demand compensation equal to double standard rent.

Article Twenty one If Party B intends to continue leasing the rental housing after the rental period stipulated in this contract expires, Party B shall propose the request to renew the lease to Party A 2 months prior to the expiry of the rental period; under the same condition, Party B shall have priority to rent the rental housing.

If Party A and Party B reach an agreement on the renewal of the lease, Party A and Party B should re-enter into the contract and conduct the re-registration in the housing leasing supervision authority for record.

Article Twenty two Party A and Party B should sign the “Shenzhen Housing Leasing Safety Management Responsibility Statement”. The rental housing provided by Party A should be complied with the standard and conditions for safety in use, and has no safety risks. The building, fire control facilities, gas facilities, electric facilities, access, passageway etc. should be complied with the safety production, fire control, public security, environment protection, hygiene etc. management regulations or criterions stipulated by the municipal government. Party B should strictly abide by the safety, fire control, public security, environment protection, hygiene etc. management regulations or criterions stipulated by the government departments when using the rental housing, and have the duty to guarantee that the rental housing has no safety risks. Both Party A and Party B should consciously perform all the terms stipulated in this contract. If one of the parties breaches the contract, he should bear the liability for breach of contract accordingly.

Article Twenty three Other issues in relation to this contract can be stipulated in the attached sheet, which is regarded as a part of this contract and would has the same effect as this contract after being signed by both parties.

If Party A and Party B enter into modification agreement on the content of this contract, both parties shall register the modification agreement in the housing leasing supervision authority for record within 10 days after the conclusion of the modification agreement.

Article Twenty four Disputes arising out of this contract should be settled through negotiations; in case negotiation fails, the dispute may be submitted to housing leasing supervision authority for mediation; in case mediation fails, may apply to

☐ Shenzhen Arbitration Commission for arbitration;

☐ China International Economic and Trade Arbitration Commission Shenzhen branch for arbitration;

√☐ People's court located in the same district as the rental housing.

(Both parties choose a dispute resolution from the above , and mark "√" in the appropriate check box)

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Article Twenty five Party A and Party B agree to use the below addresses as the addresses for service for notice or documents:

Party A’s address for service:

Party B’s address for service:

If the above addresses are not stipulated, the address for service should be the communication address of the two parties when signing this contract.

The address for service will be effective unless modified by written notice. If one party send out the notice or document to the other party by the address for service, the notice or document should be deem as having been serviced to the party concerned. If the notice or document sent by the aforementioned address is returned by the mailing department, the date when the notice or document is returned should be deemed as the date of service.

Article Twenty six This contract shall be effective after signature.

Party A and Party B shall register or file this contract in the housing leasing supervision authority within 10 days after the signature of this contract.

Article Twenty seven The official text of this Contract is the Chinese version.

Article Twenty eight This contract is in quadruplicate. Party A holds 2 copies, Party B holds 2 copies, authority of the registration holds __copies, the relevant departments hold __copies.

Party A (Signature & stamp):

Legal representative:

Contact Tel.:

Bank Account:

Attorney (Signature & stamp): Date                         Year               Month              Day

Party B (Signature & stamp):

Legal representative:

Contact Tel.:

Bank Account:

Attorney (Signature & stamp): Date                         Year               Month              Day

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Attached Sheet

1. Party A agrees to give Party B the rent-free period for decoration from November 15th, 2014 to December 31st, 2014. During the rent-free period for decoration, Party B does not need to pay the rent, but the property management fee as well as the water rate, power rate and other relevant fees resulting from decoration should be borne by Party B.

2. Party A agrees to maintain the same rent from January 1st, 2015 to December 31st, 2016, charging the rent according to the standard of RMB 125428.8 Yuan per month. As from January 1st, 2017, the rent will start to rise every 2 years with the adjustment’s extent set by the amount negotiated by the two parties in accordance with the market price.

3. Before or on the fifth day of every month, Party B should pay the rent of the current month after receiving the invoice from Party A. Party B should pay to the below designated bank account of Party A or use other method of payment which is agreed by both parties in writing.

Bank of Party A: Industrial and Commercial Bank of China, Shenzhen Hi-tech Park North Zone Sub-branch

Account Number: [*]

If Party B fails to make the payment timely, Party B should pay the overdue fine calculated by this agreed formula: days arrear × the amount in arrear × 0.5%.

4. Party B has the exclusive right to use all the facilities of the leasehold. Party B is responsible to maintain, upkeep, annually examine the facilities in the rental housing. Party B guarantees that the facilities with performability and the rental housing will be returned to Party A upon termination of this contract. Party A has the right to examine and supervise.

5. Party B should strictly obey the relevant fire control laws and regulations and the fire control and management rules set by Party A, and actively cooperate with Party A to carry out the jobs of fire control. Otherwise all the resulting responsibility and losses shall be borne by Party B.

6. Upon the expiration or early termination of this contract, Party B should clean the rental housing, finish all the relocation work and return the keys of the rental housing to Party A. If the rental housing is returned without cleaning, Party B shall bear the costs of cleaning which is done by Party A.

7. Party B should use the rental housing according to the laws of the People’s Republic of China, the regulations of Shenzhen City and the property management rules set by Party A. If Party B violates the aforementioned stipulations and influences the other users’ normal operations around the building, all the losses arising therefrom should be compensated by Party B.

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8. During the term of lease, if Party B needs to decorate or reconstruct the rental housing, Party B should submit the design scheme of decoration or reconstruction to Party A, receive Party A’s permission and report to the relevant government departments and obtain the approval in advance. The expense of decoration or reconstruction should be borne by Party B.

Party B’s design scheme of decoration or reconstruction should not influence the primary structure of the rental housing, the public area and other adjoining users.

9. If Party B subleases the rental housing according to this contract, the rights and duties of Party A and Party B will not be changed by the sublease and Party B guarantees to abide by the following terms:

9.1 The purpose of sublease should not exceed the purpose stipulated in article one of this contract.

9.2 Party B should stipulate in the sublease agreement that if this contract enters into early termination, the sublease agreement between Party B and sublessee should be terminated at the same time and the sublessee should move out from the rental housing unconditionally.

9.3 Party B should require the sublessee to sign a letter of guarantee to guarantee that he will execute the stipulations of sublease in the contract between Party B and Party A, and guarantee that he undertakes the joint liability for Party B’s performance under this contract. The letter of guarantee should be submitted to Party A to keep in the archive 5 days after signing the sublease agreement.

9.4 All disputes and tax arising out of sublease should be handled by Party B.

10. If Party B delays the payment of rent, service fee, property management fee or other leasing fees more than 30 days or violates the other stipulations of article 18 in this contract, Party A shall have the right to rescind this contract. This contract will be automatically terminated on the third day after Party A sends the notice of rescission to Party B by fax, letter or other methods. Party A has the right to detain Party B’s property inside the rental housing (including the property of sublessee) for reimbursement of the fees which should be paid by Party B.

11. If Party B keeps occupying the rental housing after the termination of this contract, Party A shall have the right to charge the occupation fee twice as the sum of rent, service fee, property management fee and other leasing fees, and have the right to detain Party B’s property inside the rental housing (including the property of sublessee) for reimbursement of the fees which should be paid by Party B.

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12. This attached sheet shall be treated as a valid part of the contract and have the same effect as this contract.

Party A (Signature & stamp):

Legal representative:

Attorney (Signature & stamp): Date                         Year               Month              Day

Party B (Signature & stamp):

Legal representative:

Attorney (Signature & stamp): Date                         Year               Month              Day

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